EXHIBIT 10.1


                                VOTING AGREEMENT

     This Voting Agreement (this "AGREEMENT") is made and entered into as of August 31, 2001, by and between SimEx Inc., an Ontario corporation ("SIMEX"), and the undersigned shareholder ("SHAREHOLDER") of Iwerks Entertainment, Inc., a Delaware corporation (the "COMPANY").

                                    RECITALS

     WHEREAS, concurrent with the execution of this Agreement, SimEx, SimEx Acquisition Co., a Delaware corporation and the Company are entering into an Agreement and Plan of Merger (the "Merger Agreement"), which provides for the acquisition by SimEx of the Company, subject to certain conditions, through a reverse triangular merger whereby holders of the outstanding shares of common stock of the Company (and securities convertible into such shares) will be entitled to receive their pro rata portion of the purchase price (the "TRANSACTION"); and

     WHEREAS, Shareholder is the beneficial holder of the Shares (as defined below) indicated on the signature page of this Agreement; and

     WHEREAS, SimEx and Shareholder wish to provide for the voting of the Shares beneficially held by Shareholder with respect to the approval of the Merger Agreement and the transactions contemplated thereby.

     NOW, THEREFORE, as an inducement to SimEx to enter into the Merger Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto), and intending to be legally bound hereby, the parties hereto agree as follows:

     1. CERTAIN DEFINITIONS. For purposes of this Agreement:

     1.1 "EXPIRATION DATE" shall mean the earlier to occur of (i) the termination of the Merger Agreement in accordance with its terms and (ii) the effective time of the Transaction.

     1.2 "PERSON" shall mean any individual, corporation, limited liability company, partnership, trust or other entity or governmental authority.

     1.3 "SHARES" shall mean: (i) all equity securities of the Company (including all shares of common stock or preferred stock, and all options, warrants and other rights to acquire shares of common stock or preferred stock) beneficially owned by Shareholder as of the date of this Agreement; and (ii) all additional equity securities of the Company (including all additional shares of common stock or preferred stock, and all additional options, warrants and other rights to acquire shares of common stock or preferred stock) which Shareholder acquires beneficial ownership of during the period from the date of this Agreement through the Expiration Date.

     1.4 A Person shall be deemed to have effected a "TRANSFER" of a security if such person directly or indirectly: (i) sells, assigns, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security; or (ii) enters into an agreement or commitment providing for the sale of, assignment of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.

     2. TRANSFER AND VOTING OF SHARES.

     2.1 TRANSFEREE OF SHARES TO BE BOUND BY THIS AGREEMENT. Shareholder agrees that, during the period from the date of this Agreement through the Expiration Date, Shareholder shall not direct, cause or permit any Transfer of any of the Shares to be effected unless the proposed transferee agrees to be bound to the terms hereof and executes a voting agreement to that effect.

     2.2 TRANSFER OF VOTING RIGHTS. Shareholder agrees that, during the period from the date of this Agreement through the Expiration Date, Shareholder shall not deposit (or permit the deposit of) any Shares in a voting trust or grant any proxy or enter into any voting agreement or similar agreement in contravention of the obligations of Shareholder under this Agreement with respect to any of the Shares.

     3. AGREEMENT TO VOTE SHARES. Shareholder agrees that, during the period from the date of this Agreement through the Expiration Date, at every meeting of the shareholders of the Company called, and at every adjournment thereof, and on every action or approval by written consent of the shareholders of the Company, all the Shares beneficially owned by Shareholder on the date hereof, and all additional Shares that Shareholder acquires after the date hereof, shall be voted in favor of the approval of the Merger Agreement and the transactions contemplated thereby and in favor of any matter that could reasonably be expected to facilitate the Transaction (to the extent that such Shares have a right to vote thereon).

     4. SHAREHOLDER CAPACITY. SimEx acknowledges and agrees that Shareholder executes and delivers this Agreement solely in his capacity as the record holder and beneficial owner of his Shares and no provision of this Agreement shall limit or otherwise restrict Shareholder with respect to any act or omission that Shareholder may undertake or authorize in his capacity as an officer of the Company or a member of the Board of Directors of the Company, including, without limitation, any vote that Shareholder may make in his capacity as a director of the Company with respect to any matter presented to the Board of Directors of the Company.

     5. IRREVOCABLE PROXY. Concurrently with the execution of this Agreement, Shareholder shall deliver to SimEx an originally executed proxy in the form attached hereto as SCHEDULE A (the "PROXY"), which shall be coupled with an interest and shall therefore be irrevocable to the fullest extent permissible by law, with respect to the Shares referred to therein. Shareholder agrees that to the extent Shareholder acquires Shares after the date hereof and prior to the Expiration Date, Shareholder shall deliver to SimEx an originally executed Proxy with respect to such Shares.

     6. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER. Shareholder: (i) is the beneficial owner of the shares of common stock and preferred stock and the options, warrants and rights to acquire shares of common stock and preferred stock indicated on the signature page of this Agreement, free and clear of any liens, claims, options, rights of first refusal, co-sale rights, charges or other encumbrances; (ii) does not beneficially own any securities of the Company other than the securities indicated on the signature page of this Agreement; and
(iii) has full power and authority to make, enter into, and carry out the terms of this Agreement and the Proxy.

     7. ADDITIONAL DOCUMENTS. Shareholder hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of SimEx, to carry out the intent of this Agreement.

     8. CONSENT AND WAIVER. Shareholder hereby gives any consents or waivers that are reasonably required for the consummation of the Transaction under the terms of any agreements to which Shareholder is a party or pursuant to any rights Shareholder may have.

     9. TERMINATION. This Agreement shall terminate and shall have no further force or effect as of the Expiration Date.

     10. MISCELLANEOUS.

     10.1 INVALIDITY OF PROVISIONS. Each of the provisions contained in this Agreement is distinct and severable and a declaration of invalidity or unenforceability of any such provision or part hereof by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof. To the extent permitted by applicable law, the parties hereto waive any provision of law which renders any provision of this Agreement invalid or unenforceable in any respect. The parties shall endeavor in good faith negotiations to replace any provision that is declared invalid or unenforceable with a valid and enforceable provision, the effect of which comes as close as possible to that of the invalid or unenforceable provision that it replaces.

     10.2 BINDING EFFECT AND ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without the prior written consent of the other.

     10.3 AMENDMENTS AND MODIFICATION. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

     10.4 SPECIFIC PERFORMANCE; INJUNCTIVE RELIEF. The parties hereto acknowledge that SimEx will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Shareholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to SimEx upon any such violation, SimEx shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to SimEx at law or in equity.

     10.5 NOTICES. All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given only if delivered personally against written receipt, or telecopied with answer back confirmation, or mailed (postage prepaid by registered mail, return receipt requested), or sent by overnight courier, to the parties at the following addresses or facsimile numbers:

                             If to SimEx:

                             511 King Street West, Suite 130
                             Toronto, Ontario  M5V 1K4
                             Facsimile:  (416) 597-0350
                             Attention:  President

                             with a copy to:

                             Torys
                             237 Park Avenue
                             New York, New York  10017
                             Facsimile: (212) 682-0200
                             Attention: Richard G. Willoughby, Esq.

                             If to Shareholder:

                             At the address and fax number specified on the signature page of this Agreement

     All such notices, requests and other communications shall (i) if delivered personally, telecopied or couriered, be deemed given upon delivery and (ii) if mailed, be deemed given seven days after mailing (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

     10.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

     10.7 CONSENT TO JURISDICTION. Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of (i) any Delaware State court and (ii) any Federal court of the United States of America sitting in the State of Delaware, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby (and each agrees that no such action, suit or proceeding relating to this Agreement shall be brought by it or any of its affiliates except in such courts). Each of the parties hereto further agrees that, to the fullest extent permitted by applicable law, service of any process, summons, notice or document by registered mail to such persons respective address set forth above shall be effective service of process for any action, suit or proceeding in Delaware with respect to any matters to which it has submitted to jurisdiction as set forth in the immediately preceding sentence. Each of the parties hereto irrevocably and unconditionally waives (and agrees not to plead or claim) any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (i) any Delaware State court or (ii) any Federal court of the United States of America sitting in the State of Delaware, or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

     10.8 ENTIRE AGREEMENT. This Agreement and the Proxy contain the entire understanding of the parties hereto in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

     10.9 INTERPRETATION.

     10.9.1 The headings used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

     10.9.2 Unless the context otherwise requires, words importing the singular include the plural and vice versa, and words importing gender include all genders.

     10.9.3 "including" means "including, without limitation,".

     10.10 COUNTERPARTS. This Agreement may be executed by facsimile signature and in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the day and year first above written.


SIMEX, INC.

By:
   -------------------------------         ------------------------------------
Name:  Michael Needham                     [Shareholder - Print Name]
Title:    President
                                           By: ________________________________

                                           Name: ______________________________

                                           Address: ___________________________

                                           Shares beneficially owned:
                                           o   ____________ shares of common
                                               stock, including the right
                                               attached to each such share
                                               entitling the holder to
                                               purchase 1/100th of a share of
                                               Series A preferred stock (the
                                               "RIGHTS").
                                           o   ___________ shares of preferred
                                               stock.
                                           o   ___________ shares of common
                                               stock issuable upon exercise of
                                               outstanding options, warrants or
                                               other rights.
                                           o   shares of preferred stock
                                               issuable upon exercise of
                                               outstanding options, warrants or
                                               other rights (excluding the
                                               Rights).

                                   SCHEDULE A

                                IRREVOCABLE PROXY

     The undersigned shareholder of Iwerks Entertainment, Inc., a Delaware corporation (the "COMPANY"), hereby irrevocably (to the fullest extent permitted by law) appoints MICHAEL NEEDHAM and/or ROBERT RYAN of SimEx Inc., an Ontario corporation ("SIMEX"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting rights (to the full extent that the undersigned is entitled to do so) with respect to all of the outstanding shares of capital stock of the Company that are owned of record by the undersigned as of the date of this Proxy (collectively, the "SHARES") in accordance with the terms of this Proxy. The Shares owned of record by the undersigned shareholder as of the date of this Proxy are listed on the final page of this Proxy. Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the voting rights granted by this Proxy until after the Expiration Date (as defined below).

     This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest in the Company and is granted pursuant to that certain Voting Agreement of even date herewith by and between SimEx and the undersigned shareholder and as an inducement to SimEx to enter into the Agreement and Plan of Merger between SimEx, SimEx Acquisition Co., a Delaware corporation, and the Company dated of even date herewith (the "Merger Agreement") which provides for the acquisition by SimEx of the Company, subject to certain conditions, through a reverse triangular merger whereby holders of the outstanding shares of common stock of the Company (and securities convertible into such shares) will be entitled to receive their pro rata portion of the purchase price (the "TRANSACTION"). As used herein, the term "EXPIRATION DATE" shall mean the earlier to occur of (i) the termination of the Merger Agreement in accordance with its terms and (ii) the effective time of the Transaction.

     The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special or adjourned meeting of shareholders of the Company and in every written consent in lieu of such meeting in favor of approval of the principal terms of the Transaction, the execution and delivery by the Company of the Merger Agreement and the adoption and approval of the terms thereof and in favor of each of the other actions contemplated by the Merger Agreement and any action required in furtherance hereof and thereof.

     The attorneys and proxies named above may not exercise this Proxy on any other matter except as provided above. The undersigned shareholder may vote the Shares on all other matters.

     Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

     This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated:  August 31, 2001



                                           ------------------------------------
                                           [Shareholder - Print Name]

                                           By: ________________________________

                                           Name: ______________________________

                                           Address: ___________________________

                                           Shares beneficially owned:
                                           o   ____________ shares of common
                                               stock, including the right
                                               attached to each such share
                                               entitling the holder to
                                               purchase 1/100th of a share of
                                               Series A preferred stock (the
                                               "RIGHTS").
                                           o   ___________ shares of preferred
                                               stock.
                                           o   ___________ shares of common
                                               stock issuable upon exercise of
                                               outstanding options, warrants or
                                               other rights.
                                           o   shares of preferred stock
                                               issuable upon exercise of
                                               outstanding options, warrants or
                                               other rights (excluding the
                                               Rights).